UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2014

DOLPHIN DIGITAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50621	86-0787790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 S Le Jeune Road, Suite 150 Coral Gables, Florida	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 774-0407

Registrant’s facsimile number, including area code: (954) 774-0405

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

On May 29, 2014 (the “Dismissal Date”), Dolphin Digital Media, Inc. (the “Company”) advised Crowe Horwath, LLP (“Crowe”) that the Company’s Board of Directors were dismissing Crowe as the Company’s independent registered public accounting firm.  Except as noted in the following paragraph, the reports of Crowe on the Company’s financial statements for the years ended December 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Crowe on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2012 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a deficit in working capital and incurring significant losses.

During the years ended December 31, 2011 and 2012 and through May 29, 2014, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Crowe’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods; or “reportable events”, as defined in Item 304(a)(1)(v) of Regulation S-K.  However, Crowe identified material weaknesses in our financial reporting process due to design deficiencies related to the entry level control environment, including risk assessment, information and communication and monitoring controls.  Crowe also observed material weakness in internal controls in that they observed inadequate documented review and approval of certain aspects of the accounting process.

The Company provided Crowe with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Crowe is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On May 30, 2014 (the “Engagement Date”), the Company engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2013. The decision to engage BDO as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BDO regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

16.1	Letter from Crowe Horwath, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOLPHIN DIGITAL MEDIA, INC.

Date: June 3, 2014	By:	/s/ William O’Dowd IV
	Name:	William O’Dowd IV
	Title:	Chief Executive Officer